UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2015

SEQUENTIAL BRANDS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware		47-4452789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Bryant Park

30th Floor
New York, New York 10018

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant's telephone number, including area code)

Singer Madeline Holdings, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* This Report is filed by Registrant as successor issuer to both SQBG, Inc. (formerly known as Sequential Brands Group, Inc.) (File No. 001-36082) and to Martha Stewart Living Omnimedia, Inc. (File No. 001-15395). The Registrant’s common stock is deemed to be registered under Section 12(b) of the Exchange Act by virtue of Rule 12g-3(c).

Item 3.03	Material Modification to the Rights of Security Holders.

Please see the disclosure set forth under Item 8.01, which is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Please see the disclosure set forth under Item 8.01, which is incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On December 4, 2015, SQBG, Inc. (formerly known as Sequential Brands Group, Inc.) (“Old Sequential”) and Martha Stewart Living Omnimedia, Inc. (“MSLO”), filed certificates of merger with the Secretary of State of the State of Delaware whereby Old Sequential and MSLO, effective on December 4, 2015 as of the time of such filing (the “Effective Time”), each merged (the “Mergers”) with and into wholly-owned subsidiaries of Sequential Brands Group, Inc. (formerly known as Singer Madeline Holdings, Inc.)(the “Company”), in accordance with the Agreement and Plan of Merger, dated as of June 22, 2015, by and among the Company, Old Sequential, MSLO, Singer Merger Sub, Inc. and Madeline Merger Sub, Inc., as amended (the “Merger Agreement”). The Mergers were approved by the stockholders of MSLO at a special meeting of the MSLO stockholders on December 2, 2015 and by a majority of Old Sequential’s stockholders on June 22, 2015. Upon consummation of the Mergers, the Company changed its name from Singer Madeline Holdings, Inc. to Sequential Brands Group, Inc.

Pursuant to the Merger Agreement and at the Effective Time, the outstanding shares of Old Sequential’s common stock, par value $0.001 per share, were converted into an equivalent number of shares of the Company’s common stock and the outstanding shares of MSLO’s Class A and Class B common stock, each with a par value $0.01 per share, for which an election was made in accordance with the Merger Agreement to receive stock consideration in connection with the Mergers, subject to proration pursuant to the and as described in the Merger Agreement, were converted into a number of shares of the Company’s common stock as determined by an exchange ratio of 0.6958 shares of Company common stock for each share of MSLO common stock (the “MSLO Exchange Ratio”). As a result, the shares of common stock of the Company are owned directly by the Old Sequential stockholders in the same number as their ownership of the Old Sequential’s shares of common stock immediately prior to the Mergers and the shares of common stock of the Company are owned directly by the MSLO stockholders in accordance with the MSLO exchange ratio, their elections with respect to the consideration to be received, subject to proration and their ownership of the MSLO shares of common stock immediately prior to the Mergers.

Upon consummation of the Mergers, the Company changed its name from Singer Madeline Holdings, Inc. to Sequential Brands Group, Inc. The Company will be a publicly traded company with reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s common stock will to be listed on The Nasdaq Stock Market under the same ticker symbol used by Old Sequential, “SQBG”. The Mergers will not result in any material changes in the directors or officers of the Company as compared to Old Sequential with the exception of the addition of Martha Stewart as Chief Creative Officer and a member of the board of directors of the Company (the “board”). The Company amended and restated its certificate of incorporation and bylaws on December 4, 2015 in connection with the Mergers. Copies of the amended and restated certificate of incorporation and bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

As a result of the Mergers and by operation of Rule 12g-3(c) promulgated under the Exchange Act, the Company is the successor issuer to Old Sequential and to MSLO and succeeds to the attributes of Old Sequential and MSLO as the registrant. The common stock of the Company is deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and will hereafter file reports and other information with the Securities and Exchange Commission.

The following description of the material terms of the common stock and preferred stock of the Company is not complete and is qualified in its entirety by reference to (i) the Company’s amended and restated certificate of incorporation (the “Charter”) and the amended and restated bylaws (the “Bylaws”) and (ii) applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”). The form of stock certificate for the Company’s common stock is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Authorized Common Stock

The Company’s authorized capital stock consists of 150,000,000 shares of common stock, par value $0.01 per share (the “common stock”), and 10,000,000 shares of preferred stock, par value $0.01 per share (the “preferred stock”).

Common Stock

The shares of common stock issued in the Mergers are duly authorized, validly issued, fully paid and non-assessable. Each holder of a share of common stock is entitled to one vote for each share upon all questions presented to the stockholders, and the holders of common stock have the exclusive right to vote for the election of directors and for all other purposes (subject to the express terms of any series of preferred stock that the Company may designate or issue in the future). The Bylaws provide that a majority of the outstanding shares of common stock entitled to vote on a matter, represented in person or by proxy, shall constitute a quorum for consideration of such matter at any meeting of stockholders.

The holders of common stock have no preemptive rights and no rights to convert their common stock into any other securities. There are no redemption or sinking fund provisions applicable to the common stock.

Holders of common stock are entitled to share pro rata, upon any liquidation or dissolution of the Company, in all remaining assets available for distribution to stockholders after payment or providing for the Company’s liabilities and the liquidation preference of any outstanding preferred stock. The rights, preferences and privileges of the holders of common stock are subject to and may be adversely affected by the rights of holders of any series of preferred stock that the Company may designate and issue in the future.

The transfer agent and registrar for the common stock are Computershare Inc. and Computershare Trust Company, N.A.

The Company does not currently have a stockholders’ rights plan in effect.

Dividends and Share Repurchases

The DGCL provides that, subject to any restrictions in a corporation’s certificate of incorporation, dividends may be declared from the corporation’s surplus, or if there is no surplus, from its net profits for the fiscal year in which the dividend is declared and for the preceding fiscal year. Dividends may not be declared out of net profits, however, if the corporation’s capital has been diminished to an amount less than the aggregate amount of all capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets until the deficiency in the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets is repaired. Furthermore, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the redemption or repurchase would not impair the capital of the corporation.

The Charter provides that the board may declare and pay dividends on the common stock, to the extent permitted by law.

Additional Classes or Series of Preferred Stock

The Charter permits the board, without further action by the stockholders, to issue up to 10 million shares of preferred stock in one or more series of preferred stock with such designations, powers, preferences, special rights, qualifications, limitations and restrictions as the board may determine from time to time. Accordingly, without action by the stockholders, the board may designate and authorize the issuance of additional classes or series of preferred stock having voting rights, dividend rights, conversion rights, redemption provisions (including sinking fund provisions) and rights in liquidation, dissolution or winding up that are superior to those of the common stock. The Company’s ability to issue an indeterminate number of shares of preferred stock, as described above, with such rights, privileges and preferences as the board may fix may have the effect of delaying or preventing a takeover or other change of control of the Company.

Charter and Bylaw Provisions

Structure of Board; Vacancies on the Board of Directors; Removal of Directors

The Company’s board is staggered. The Bylaws provide that each director of the Company will hold office for a term of three years. The affirmative vote of the majority of shares represented at a meeting and entitled to vote are required to elect a director to the board. The board currently consists of eight members. The Charter and Bylaws provide that the Holdings board shall consist of not less than two nor more than 15 and that the board may, within that limit, increase or decrease the exact number of directors by board resolution. Any vacancies on the board caused by death, removal, resignation or any other cause, and any newly created directorships resulting from an increase in the authorized number of directors, are permitted to be filled only by a majority vote of the directors then in office, even if less than a quorum, or by the sole remaining director. Directors so chosen will hold office until the next election of directors or of the class for which such directors shall have been chosen and until their successors are elected and qualified.

Under the DGCL, directors of a staggered board may only be removed for cause.

Advance Notice of Proposals and Nominations

The Bylaws provide that nominations of persons for election to the board of directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to a notice of meeting, (ii) by or at the direction of the board of directors, or (iii) by any stockholder of record at the relevant time, provided that they comply with all notice and timing procedures.

Limits on Special Meetings

The Charter provides that a special meeting of the stockholders of the Company may be called only by (i) the chairperson of the board, (ii) the president, (iii) the secretary or (iv) a majority of the board. A special meeting of stockholders shall be called by the chairperson of the board of directors, the president, secretary or a majority of the Board of Directors upon the written demand of the holders of not less than 80% of all the votes entitled to be cast on any issue proposed to be considered at the meeting.

Business transacted and proposals considered at any special meeting of stockholders shall be limited to that business and those proposals as shall have been brought before the meeting pursuant to a notice of meeting given pursuant to the notice requirements of the Bylaws.

Takeover Statutes

Section 203 of the DGCL generally prohibits “business combinations”, including mergers, sales and leases of assets, issuances of securities and similar transactions by a corporation or a subsidiary with an interested stockholder who beneficially owns 15% or more of a corporation’s voting stock, within three years after the person or entity becomes an interested stockholder, unless: (i) the board of directors of the target corporation has approved, before the acquisition time, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, the person owns at least 85% of the corporation’s voting stock (excluding shares owned by directors who are officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares are tendered in a tender or exchange offer) or (iii) after the person or entity becomes an interested stockholder, the business combination is approved by the board of directors and authorized at a meeting of stockholders by the affirmative vote of at least 66-2/3% of the outstanding voting stock not owned by the interested stockholder. The Company has not opted out of the protections of Section 203 of the DGCL. As a result, the statute will apply to the Company.

Stockholder Action by Written Consent

The Bylaws provide that any action required to be taken, or any action which may be taken, at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize or to take such action under the provisions of the DGCL or the Sequential Charter at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of such a corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

Notice of Stockholder Meetings

In accordance with the DGCL, the Bylaws provide that at least 10 and not more than 60 days before each meeting of the stockholders, the Company must give notice of the place, date and time for the meeting to each stockholder of record entitled to vote at such meeting. Notice of each special meeting must contain a statement of the purposes for which the meeting is called, and business conducted and proposals considered at any special meeting shall be limited to the purposes specified in the notice calling such meeting.

Waiver of notice in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance at any meeting, either annual or special, shall constitute waiver of notice thereof, unless the person objects to the holding of the meeting in writing because proper notice was not given.

Amendment of Bylaws

Under the DGCL, the power to adopt, amend or repeal bylaws shall be in the stockholders entitled to vote. Notwithstanding the foregoing, a corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors will not divest the stockholders of the power, nor limit their power, to adopt, amend or repeal bylaws.

The Charter and Bylaws provide that the board is expressly authorized to make, alter, amend or repeal the Bylaws, without any action on the part of the stockholders, by the affirmative vote of at least two-thirds of the directors, which shall include the affirmative vote of at least one director of each class of the board of directors, if the board shall then be divided into classes. The Bylaws may also be altered, amended or repealed by the affirmative vote of the holders of shares representing at least 80% of the shares entitled to vote in the election of directors, voting as one class.

Limitation on Director Liability

The DGCL provides that a corporation may include in its certificate of incorporation a provision eliminating the liability of a director to the corporation or its stockholders for monetary damages for a breach of the director’s fiduciary duties, except liability for any breach of the director’s duty of loyalty to the corporation’s stockholders, for acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law, under Section 174 of the DGCL (which deals generally with unlawful payments of dividends, stock repurchases and redemptions) and for any transaction from which the director derived an improper personal benefit.

The Charter provides that no director shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL.

Indemnification

The Bylaws provide that the Company will indemnify and hold harmless, to the fullest extent permitted by applicable law, any person against any losses, claims, damages, liabilities or expenses to which such person may become subject in connection with any matter arising out of or in connection with the Company’s business or affairs, except any loss, claim, damage, liability or expense which a court of competent jurisdiction in a final judgment on the merits has determined is primarily attributable to the fraud, willful malfeasance or gross negligence by or of such person; reckless disregard of duties by such person in the conduct of their office; or a material and knowing violation of applicable U.S. securities laws or a criminal conviction, in either case with respect to the activities of the Company or such person (which judgment is not subsequently reversed on appeal).

The right to indemnification includes the right to be paid by the Company the expenses (including attorneys’ fees) incurred in defending any such proceeding in advance of its final disposition.

Appraisal Rights

Under the DGCL, a stockholder may dissent from, and receive payments in cash for, the fair value of his or her shares as appraised by the Delaware Chancery Court in the event of certain mergers and consolidations. However, stockholders do not have appraisal rights if the shares of stock they hold, at the record date for determination of stockholders entitled to vote at the meeting of stockholders to act upon the merger or consolidation, or on the record date with respect to action by written consent, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders. Further, no appraisal rights are available to stockholders of the surviving corporation if the merger did not require the vote of the stockholders of the surviving corporation. Notwithstanding the foregoing, appraisal rights are available if stockholders are required by the terms of the merger agreement to accept for their shares anything other than (a) shares of stock of the surviving corporation, (b) shares of stock of another corporation that will either be listed on a national securities exchange or held of record by more than 2,000 holders, (c) cash instead of fractional shares or (d) any combination of clauses (a) – (c). Appraisal rights are also available under the DGCL in certain other circumstances, including in certain parent subsidiary corporation mergers and in certain circumstances where the certificate of incorporation so provides.

The Charter does not provide for appraisal rights in any additional circumstances.

Forum for Adjudication of Disputes

The Bylaws provide that unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for any (i) derivative action or proceeding brought on behalf of the Company, (ii) action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Company to the Company or its stockholders, (iii) action asserting a claim arising pursuant to any provision of the DGCL or the Charter or Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine.

Item 9.01       Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Charter of Sequential Brands Group, Inc.

3.2	Amended and Restated Bylaws of Sequential Brands Group, Inc.

4.1	Specimen certificate for the shares of common stock of Sequential Brands Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENTIAL BRANDS GROUP, INC.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

Dated: December 4, 2015

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Charter of Sequential Brands Group, Inc.

3.2	Amended and Restated Bylaws of Sequential Brands Group, Inc.

4.1	Specimen certificate for the shares of common stock of Sequential Brands Group, Inc.